UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 25, 2016

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35120 (Commission File Number)	56-2677689 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

CVR Partners, LP (the "Partnership") is disclosing under Item 7.01 of this Current Report on Form 8-K certain information with respect to the Partnership that has not previously been reported to the public. This information is attached hereto as Exhibit 99.1 and Exhibit 99.2 and is incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and will not, except to the extent required by applicable law or regulation, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1
Unaudited consolidated interim financial information of East Dubuque Nitrogen Partners, L.P. and its subsidiaries, which comprise the consolidated balance sheet as of March 31, 2016, the related consolidated statement of partners’ capital (deficit) for the three-month period ended March 31, 2016, and the related consolidated statements of income, comprehensive income and cash flows for the three-month periods ended March 31, 2016 and March 31, 2015

99.2
Audited consolidated financial statements of East Dubuque Nitrogen Partners, L.P. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and December 31, 2014, and the related consolidated statements of operations, comprehensive income (loss), partners’ capital (deficit) and cash flows, for each of the three years in the period ended December 31, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 25, 2016

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Unaudited consolidated interim financial information of East Dubuque Nitrogen Partners, L.P. and its subsidiaries, which comprise the consolidated balance sheet as of March 31, 2016, the related consolidated statement of partners’ capital (deficit) for the three-month period ended March 31, 2016, and the related consolidated statements of income, comprehensive income and cash flows for the three-month periods ended March 31, 2016 and March 31, 2015

99.2
Audited consolidated financial statements of East Dubuque Nitrogen Partners, L.P. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and December 31, 2014, and the related consolidated statements of operations, comprehensive income (loss), partners’ capital (deficit) and cash flows, for each of the three years in the period ended December 31, 2015